                                                                   Exhibit 10.15

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is entered into as of December 21, 2005, by and between Kirk E. Rothrock (the "Executive") and CompBenefits Corporation, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company and the Executive are currently parties to an Employment Agreement, dated as of October 13, 2003 (the "Employment Agreement");

     WHEREAS, the Company desires to amend the Executive's Employment Agreement and employ the Executive in the capacity and on the terms and conditions as hereinafter set forth as part of a reorganization of the Company; and

     WHEREAS, the Company and the Executive desire to amend the Employment Agreement to reflect such terms and conditions as hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing mutual covenants, promises and conditions, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. In the first sentence of Section 1 of the Employment Agreement, "President & Chief Operating Officer is hereby deleted and replaced with "Chief Executive Officer."

     2. The first sentence of Section 2 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

          "The Executive agrees to perform and discharge the duties which may be assigned to the Executive from time to time by the Company's Board of Directors and consistent with the Executive's title and general area of experience, knowledge and skill."

     3. The following two sentences are hereby added to the end of Section 2 of the Employment Agreement:

          "The Executive shall also have the authority to select a candidate to be the Chief Operating Officer of the Company and the Board of Directors shall act expediently to accept or reject such candidate and the proposed terms of employment. In addition, subject in all cases to the Board's fiduciary duties, the Board of Directors agrees to vote on the Executive's elevation to Chairman of the Board of Directors of the Company no later than January 1, 2007."

     4. The first sentence of Section 3(a) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

          "During the term of employment, the Company shall pay the Executive a salary (the "Base salary") at an annual rate as shall be determined from time to time by the Company's Compensation Committee, provided, however, that such rate per annum shall not be less than $325,000 and, beginning December 1, 2005, shall not be less than $425,000.

     5. In Section 3(b) of the Employment Agreement, the phrase "(with a target percentage of Base Salary of 50%)" is hereby deleted in its entirety and replaced with the phrase ("with a target percentage of Base Salary of 50% and, starting with fiscal 2006, a target percentage of Base Salary of 75%)."

     6. Affirmation. Except as expressly modified by this Amendment, the Executive and the Company hereby acknowledge and agree that all terms of the Employment Agreement remain in full force and effect.

     7. Binding Effect. This Amendment will be binding upon the parties and their respective heirs, representatives, successors, transferees and permitted assigns, as applicable.

     8. Counterparts. This Amendment may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     9. Effective Date. This Amendment is effective as of 12/21/05.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:

                                        COMPBENEFITS, INC.


                                        By: /s/ David Klock
                                            ------------------------------------
                                        Name: David Klock
                                        Title: Chief Executive Officer

EXECUTIVE:


                                        /s/ Kirk E. Rothrock
                                        ----------------------------------------
                                        Kirk E. Rothrock